Exhibit 99

ViacomCBS Announces Upsize of Previously Announced Cash Tender Offers to Up to $2.0 Billion Aggregate Purchase Price from $1.0 Billion Aggregate Purchase Price of Certain Outstanding Debt Securities

May 12, 2020

NEW YORK—(BUSINESS WIRE)—May 12, 2020—ViacomCBS Inc. (“ViacomCBS”, “we” or “our”) (NASDAQ: VIAC, VIACA) today announced that it is increasing the combined aggregate purchase price (the “Maximum Tender Amount”) of its previously announced cash tender offers (collectively, the “Offers”) to up to $2.0 billion (excluding accrued and unpaid interest to, but not including, the applicable settlement date and excluding fees and expenses related to the Offers), from the previously announced Maximum Tender Amount of $1.0 billion. The Offers are for the following debt securities originally issued by CBS Corporation or one of its predecessors, CBS Broadcasting Inc. or one of its predecessors or Viacom Inc., and are the same series as the ones previously announced: 3.875% Senior Notes due 2021, 2.500% Senior Notes due 2023, 2.900% Senior Notes due 2023, 3.250% Senior Notes due 2023, 4.250% Senior Notes due 2023, 7.125% Senior Notes due 2023, 7.875% Debentures due 2023, 5.875% Junior Subordinated Debentures due 2057 (the “2057 Debentures”), 3.375% Senior Notes due 2022, 3.125% Senior Notes due 2022 and 2.250% Senior Notes due 2022 (collectively, the “Securities”). The Offers are subject to the proration procedures described in the Offer to Purchase dated May 12, 2020 (the “Offer to Purchase”) and order of priority (the “Acceptance Priority Levels” as set forth in the table below under “Acceptance Priority Level”), and are made to each registered holder of Securities (individually, a “Holder,” and collectively, the “Holders”).

The following table sets forth certain information regarding the Securities and the Offers:

Title of Security	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level(1)	Reference U.S. Treasury Security	Bloomberg Reference Page(2)	Fixed Spread (basis points)(3)	Early Tender Premium(4)	Fixed Total Consideration(3)(4)
3.875% Senior Notes due 2021	92553P AJ1	$600,000,000	1	0.125% UST due April 30, 2022	FIT1	130	$30	N/A
2.500% Senior Notes due 2023	124857 AS2	$400,000,000	2	0.250% UST due April 15, 2023	FIT1	165	$30	N/A
2.900% Senior Notes due 2023	124857 AY9 124857 AU7 U1492DAB7	$400,000,000	3	0.250% UST due April 15, 2023	FIT1	170	$30	N/A
3.250% Senior Notes due 2023	92553P AR3	$181,610,000	4	0.250% UST due April 15, 2023	FIT1	180	$30	N/A
4.250% Senior Notes due 2023	92553P AT9	$1,250,000,000	5	0.250% UST due April 15, 2023	FIT1	180	$30	N/A
7.125% Senior Notes due 2023	124845 AF5	$45,882,000	6	0.250% UST due April 15, 2023	FIT1	205	$30	N/A
7.875% Debentures due 2023	960402 AS4	$186,998,000	7	0.250% UST due April 15, 2023	FIT1	205	$30	N/A
5.875% Junior Subordinated Debentures due 2057*	92553P BD3	$650,000,000	8	N/A	N/A	N/A	$30	$950
3.375% Senior Notes due 2022	124857 AG8	$700,000,000	9	0.125% UST due April 30, 2022	FIT1	135	$30	N/A
3.125% Senior Notes due 2022	92553P AM4	$195,375,000	10	0.125% UST due April 30, 2022	FIT1	150	$30	N/A
2.250% Senior Notes due 2022	92553P BA9	$49,553,000	11	0.125% UST due April 30, 2022	FIT1	145	$30	N/A

(1)

Subject to the Maximum Tender Amount and proration, the principal amount of each series of Securities that is purchased in the Offers will be determined in accordance with the applicable acceptance priority level (in numerical priority order with 1 being the highest Acceptance Priority Level and 11 being the lowest) specified in this column.

(2)

The applicable page on Bloomberg from which the Dealer Managers (as defined herein) will quote the bid side prices of the applicable U.S. Treasury Security. In the above table, “UST” denotes a U.S. Treasury Security.

(3)	Includes the Early Tender Premium.
(4)	Per $1,000 principal amount validly tendered on or prior to the Early Tender Deadline (as defined herein) and accepted for purchase.
*	The maximum aggregate principal amount of the 2057 Debentures that will be purchased in the Offers will be capped at $130,000,000.

The Offers are being made pursuant to and are subject to the terms and conditions set forth in the Offer to Purchase. The Offers are scheduled to expire at 11:59 p.m., New York City time, on June 9, 2020, unless extended or earlier terminated by ViacomCBS (the “Expiration Date”). Tendered Securities may be withdrawn on or prior to, but not after, 5:00 p.m., New York City time, on May 26, 2020 (the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights are required by law.

Holders of Securities validly tendered and not validly withdrawn on or prior to 5:00 p.m., New York City time, on May 26, 2020 (the “Early Tender Deadline”) and accepted for purchase will receive the applicable total consideration (“Total Consideration”), which includes an early tender premium of $30.00 per $1,000 principal amount of the Securities accepted for purchase (the “Early Tender Premium”). The Total Consideration for each series of Securities, other than the 2057 Debentures, validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. In calculating the applicable Total Consideration for a series of Securities, other than the 2057 Debentures, the application of the par call date, if any, will be in accordance with standard market practice. The Total Consideration for the 2057 Debentures will be $950 per $1,000 principal amount. Holders of Securities who validly tender their Securities following the Early Tender Deadline and on or prior to the Expiration Date will only receive the applicable Tender Offer Consideration per $1,000 principal amount of any such Securities validly tendered by such Holders that are accepted for purchase, which is equal to the applicable Total Consideration minus the Early Tender Premium. The Total Consideration and Tender Offer Consideration, other than with respect to the 2057 Debentures, will be determined at 10:00 a.m., New York City time, on May 27, 2020, unless extended by ViacomCBS.

In addition to the Tender Offer Consideration or the Total Consideration, as applicable, all Holders of Securities accepted for purchase will also receive accrued and unpaid interest rounded to the nearest cent, on such $1,000 principal amount of Securities from the last applicable interest payment date up to, but not including, the applicable settlement date.

The settlement date for Securities validly tendered and not validly withdrawn on or prior to the Early Tender Deadline and accepted for purchase is expected to be May 28, 2020, the second business day after the Early Tender Deadline (the “Early Settlement Date”). The settlement date for Securities validly tendered following the Early Tender Deadline but on or prior to the Expiration Date and accepted for purchase is expected to be June 11, 2020, the second business day after the Expiration Date, assuming that the Maximum Tender Amount of Securities is not purchased on the Early Settlement Date.

Subject to the Maximum Tender Amount, the tender cap of $130,000,000 aggregate principal amount for the 2057 Debentures (the “2057 Debentures Tender Cap”) and proration, all Securities validly tendered and not validly withdrawn on or prior to the Early Tender Deadline having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Securities having a lower Acceptance Priority Level (with 11 being the lowest), and all Securities validly tendered following the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Securities validly tendered following the Early Tender Deadline having a lower Acceptance Priority Level. If the Offers are not fully subscribed as of the Early Tender Deadline, subject to the Maximum Tender Amount, the 2057 Debentures Tender Cap and proration, Securities validly tendered and not validly withdrawn on or prior to the Early Tender Deadline will be accepted for purchase in priority to other Securities validly tendered following the Early Tender Deadline even if such Securities validly tendered following the Early Tender Deadline have a higher Acceptance Priority Level than Securities validly tendered on or prior to the Early Tender Deadline. ViacomCBS reserves the absolute right to increase or decrease the Maximum Tender Amount and/or increase, decrease or eliminate the 2057 Debentures Tender Cap without extending the Early Tender Deadline or the Withdrawal Deadline, subject to compliance with applicable law. There can be no assurance that ViacomCBS will increase or decrease the Maximum Tender Amount and/or increase, decrease or eliminate the 2057 Debentures Tender Cap.

If the Offers are fully subscribed as of the Early Tender Deadline, Holders who validly tender Securities following the Early Tender Deadline but on or prior to the Expiration Date will not have any of their Securities accepted for purchase regardless of their Acceptance Priority Level.

Securities of a series may be subject to proration (rounded to avoid the purchase of Securities in a principal amount other than in an integral multiple of $1,000) if the aggregate purchase price of the Securities of such series validly tendered and not validly withdrawn would cause the Maximum Tender Amount to be exceeded or, in the case of the 2057 Debentures, if the aggregate principal amount of the 2057 Debentures validly tendered and not validly withdrawn is greater than the 2057 Debentures Tender Cap. ViacomCBS’ obligation to accept for purchase, and to pay for, the Securities validly tendered and not validly withdrawn in the Offers is subject to the satisfaction or waiver of the conditions as described in the Offer to Purchase, including the Financing Condition (as defined therein). ViacomCBS reserves the absolute right, subject to applicable law, to: (i) waive any and all conditions to the Offers; (ii) extend or terminate the Offers; (iii) increase or decrease the Maximum Tender Amount and/or increase, decrease or eliminate the 2057 Debentures Tender Cap without extending the Early Tender Deadline or the Withdrawal Deadline; or (iv) otherwise amend the Offers in any respect.

Information Relating to the Offers

Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC are acting as the dealer managers for the Offers. The information agent and tender agent for the Offers is Global Bondholder Services Corporation. Copies of the Offer to Purchase and related offering materials are available by contacting Global Bondholder Services Corporation by telephone at (866) 924-2200 (toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. Questions regarding the Offers should be directed to Citigroup Global Markets Inc., Liability Management Group, at (212) 723-6106 (collect) or (800) 558-3745 (toll-free), Deutsche Bank Securities Inc., Liability Management Group, at (212) 250-2955 (collect) or (866) 627-0391 (toll-free), J.P. Morgan Securities LLC, Liability Management Group, at (212) 834-3424 (collect) or (866) 834-4666 (toll-free) or Mizuho Securities USA LLC, Liability Management Group, at (212) 205-7736 (collect) or (866) 271-7403 (toll-free).

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to sell the Securities is only being made pursuant to the terms of the Offer to Purchase. The offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of ViacomCBS, the dealer managers, or the information and tender agent is making any recommendation as to whether or not holders should tender their Securities in connection with the Offers.

ABOUT VIACOMCBS

ViacomCBS (NASDAQ: VIAC; VIACA) is a leading global media and entertainment company that creates premium content and experiences for audiences worldwide. Driven by iconic consumer brands, its portfolio includes CBS, Showtime Networks, Paramount Pictures, Nickelodeon, MTV, Comedy Central, BET, CBS All Access, Pluto TV and Simon & Schuster, among others. The company delivers the largest share of the US television audience and boasts one of the industry’s most important and extensive libraries of TV and film titles. In addition to offering innovative streaming services and digital video products, ViacomCBS provides powerful capabilities in production, distribution and advertising solutions for partners on five continents.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: the impact of the COVID-19 pandemic (and other widespread health emergencies or pandemics) and measures taken in response thereto; technological developments, alternative content offerings and their effects in our markets and on consumer behavior; the impact on our advertising revenues of changes in consumers’ content viewership, deficiencies in audience measurement and advertising market conditions; the public acceptance of our brands, programming, films, published content and other entertainment content on the various platforms on which they are distributed; increased costs for programming, films and other rights; the loss of key talent; competition for content, audiences, advertising and distribution in consolidating industries; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of our content; the risks and costs associated with the integration of the CBS Corporation and Viacom Inc. businesses and investments in new businesses, products, services and technologies; evolving cybersecurity and similar risks; the failure, destruction or breach of critical satellites or facilities; content theft; domestic and global political, economic and/or regulatory factors affecting our businesses generally; volatility in capital markets or a decrease in our debt ratings; strikes and other union activity; fluctuations in our results due to the timing, mix, number and availability of our films and other programming; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and programming; liabilities related to discontinued operations and former businesses; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

VIAC-IR

Press:

Justin Dini

Executive Vice President, Corporate Communications

(212) 846-2724

justin.dini@viacbs.com

Justin Blaber

Senior Director, Corporate Communications

(212) 846-3139

justin.blaber@viacom.com

Pranita Sookai

Director, Corporate Communications

(212) 846-7553

pranita.sookai@viacom.com

Investors:

Anthony DiClemente

Executive Vice President, Investor Relations

(212) 846-5208

anthony.diclemente@viacbs.com

Jaime Morris

Vice President, Investor Relations

(212) 846-5237

jaime.morris@viacbs.com